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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-86966


                                                                  April 14, 2004
[MORGAN STANLEY LOGO]                                                 Supplement






             SUPPLEMENT DATED APRIL 14, 2004 TO THE PROSPECTUS OF
                MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
                              Dated March 18, 2004

The seventh paragraph of the section of the Prospectus titled "PRINCIPAL RISKS" is hereby replaced by the following:


   ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.




           PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

































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